UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional materials

☐	Soliciting Material Pursuant to §240.14a-12

BENITEC BIOPHARMA INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

+ C 1234567890 ENDORSEMENT_LINE SACKPACK MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.investorvote.com/BNTC or scan the 000001 ADD 2 QR code — login details are located in the ADD 3 shaded bar below. ADD 4 ADD 5 ADD 6 Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Benitec Biopharma Inc. Annual Shareholder Meeting to be Held on December 4, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the special meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Electronic copies of this Proxy Statement and the Annual Report for the year ended June 30, 2024 are available at ww.edocumentview.com/BNTC and on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor” section of our website at www.benitec.com. www.investorvote.com/BNTC Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/BNTC. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 22, 2024 to facilitate timely delivery. 2NOT COY + 0420DB

Shareholder Meeting Notice Benitec Biopharma Inc.’s Annual Meeting of Shareholders will be held on December 4, 2024 at meetnow.global/MXPAUVL at 1:00 p.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, and FOR Proposals 2, 3, and 4. 1. The election of two Class II Directors: 01—J. Kevin Buchi 02—Peter Francis 2. Ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025. 3. Approval of the non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the attached proxy statement 4. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to authorize ,000,000 shares of preferred stock, par value $0.0001 per share, and to make a corresponding change to the number of authorized shares of capital stock. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/BNTC. — Phone – Call us free of charge at 1-866-641-4276. —Email – Send an email to investorvote@computershare.com with “Proxy Materials Benitec” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by November 22, 2024.